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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

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
                                                                     INCORPORATED          OWNED BY
                                                                         UNDER             IMMEDIATE
                            NAME                                        LAWS OF             PARENT
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
Bay County Energy Systems, Inc.                                        Delaware             100.00
CBS Cable Networks, Inc.                                               Delaware             100.00
  Network Enterprises, Inc.                                            Tennessee            100.00
     country.com, Inc.                                                 Delaware             100.00
     O & W Corporation                                                 Tennessee            100.00
       Country Music Television, Inc.                                  Tennessee            100.00
       Outdoor Entertainment, Inc.                                     Tennessee            100.00
     Thunder, Inc.                                                     Delaware             100.00
     TNN Productions, Inc.                                             Delaware             100.00
     World Sports Enterprises                                          Tennessee             51.00
CBS Communications Services, Inc.                                      Delaware             100.00
CBS Mass Media Corporation                                             Delaware             100.00
Central Fidelity Insurance Company                                      Vermont             100.00
Communities IP Holdings, Inc.                                          Delaware             100.00
Communities LP Holdings, Inc.                                          Delaware             100.00
Delaware Resource Beneficiary, Inc.                                    Delaware             100.00
Delaware Resource Lessee Trust (Business Trust)                        Delaware              99.00
Dutchess Resource Management, Inc.                                     Delaware             100.00
Fauske And Associates, Inc.                                            Illinois             100.00
Corporate Fleet Leasing Company, Inc.                                  Delaware             100.00
Group W Broadcasting, Inc.                                             Delaware             100.00
  Group W Broadcasting, L.P.                                           Delaware             100.00
Group W Television Stations, Inc.                                      Delaware             100.00
  Group W Television Stations L.P.                                     Delaware             100.00
     Group W/CBS Television Stations Partners                          Delaware             100.00
       KUTV, L.P.                                                      Delaware              88.00
       KUTV Holdings, Inc.                                             Delaware             100.00
       KUTV Real Estate Company, L.L.C.                                Delaware             100.00
       KUTV Associates                                                 Delaware             100.00
Home Team Sports Limited Partnership                                   Delaware              65.70
Infinity Broadcasting Corporation (1)                                  Delaware             100.00
  TDI Worldwide, Inc.                                                  Delaware             100.00
       Transportation Displays Incorporated                            Delaware             100.00
          TDI International, Inc.                                      Delaware             100.00
       LDI Limited                                                      England             100.00
     TDI Advertising Ltd.                                               England             100.00
       TDI Transit Advertising Ltd.                                     England             100.00
       TDI Buses Limited                                                England             100.00
       Outdoor Images Limited                                           England             100.00
       TDI (BP) Limited                                                 England             100.00
          Metrobus Advertising Limited                                  England             100.00

                                CBS CORPORATION
                                       61
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
                                                                     INCORPORATED          OWNED BY
                                                                         UNDER             IMMEDIATE
                            NAME                                        LAWS OF             PARENT
----------------------------------------------------------------------------------------------------
          TDI (FB) Limited                                              England             100.00
     TDI Metro, Ltd.                                                    Ireland              51.00
       Metro Poster Advertising Ltd.                                    Ireland             100.00
     The Audio House, Inc.                                            California            100.00
     UCGI, Inc.                                                        Delaware             100.00
       TMRG, Inc.                                                      Delaware             100.00
PCI Energy Services, Inc.                                              Illinois             100.00
Peak FSC, Ltd.                                                          Bermuda             100.00
PN Services Inc.                                                      Washington            100.00
Powerserve International, Inc.                                         Delaware             100.00
Rocky Mount Town Associates Limited Partnership                        Delaware             100.00
Safe Sites of Colorado L.L.C.                                          Delaware              65.00
Station Holdings B, Inc.                                               Delaware              51.00
Tube Mill, Inc.                                                         Alabama             100.00
Waste Resource Energy, Inc.                                            Delaware             100.00
WCC FSC I, INC.                                                        Delaware             100.00
WCC FSC III, INC.                                                  US Virgin Islands        100.00
WCC FSC IV, Inc.                                                   US Virgin Islands        100.00
WCC FSC V, Inc.                                                         Bermuda             100.00
WCC FSC VIII, Inc.                                                 US Virgin Islands        100.00
WCC FSC IX, Inc.                                                   US Virgin Islands        100.00
WCC Project Corp.                                                      Delaware             100.00
WEPREC Power Pointe Corporation                                         Georgia             100.00
Wesdyne International, Inc.                                            Delaware             100.00
Wesgen, Inc.                                                           Delaware             100.00
West Valley Nuclear Service Company, Inc.                              Delaware             100.00
Westinghouse Beverage Group, Inc.                                      Delaware             100.00
Westinghouse Canada, Inc.                                               Canada              100.00
Westinghouse CBS Holding Company, Inc.                                 Delaware             100.00
  CBS Broadcasting Inc.                                                New York             100.00
     Amadea Film Productions, Inc.                                       Texas              100.00
     Aspenfair Music, Inc.                                            California            100.00
     Beverlyfax Music, Inc.                                           California            100.00
     Black Rock Enterprises, Inc.                                      New York             100.00
     Caroline Film Productions, Inc.                                  California            100.00
     CBS Broadcast International of Canada, Ltd.                        Canada              100.00
     CBS Broadcast Services, Ltd.                                       England             100.00
     CBS News Communications Inc.                                      New York             100.00
     CBS Overseas Inc.                                                 New York             100.00
     CBS Worldwide, Inc.                                               Delaware             100.00
     Clareanne Film Productions, Inc.                                 California            100.00
     Columbia Television, Inc.                                         New York             100.00
     Erica Film Productions, Inc.                                     California            100.00
     Merlot Film Productions, Inc.                                    California            100.00
     Nicki Film Productions, Inc.                                     California            100.00
     Radford Productions, Ltd.                                          England             100.00
     Radford Studio Center, Inc.                                      California            100.00
     Station Holdings B Inc.                                           Delaware             100.00

                                CBS CORPORATION
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
                                                                     INCORPORATED          OWNED BY
                                                                         UNDER             IMMEDIATE
                            NAME                                        LAWS OF             PARENT
----------------------------------------------------------------------------------------------------
Westinghouse Electric Company, S.A.                                    Delaware             100.00
Westinghouse Electric Corporation                                    Pennsylvania           100.00
Westinghouse Energy Systems--Japan, Inc.                               Delaware             100.00
Westinghouse Energy Systems, Inc.                                      Delaware             100.00
  Westinghouse Sistemas Energeticos Espana, Inc.                       Delaware             100.00
  Westinghouse Energy Systems Europe S.A.                               Belgium              10.00
Westinghouse Hanford Company                                           Delaware             100.00
Westinghouse Holdings Corporation                                      Delaware             100.00
  Westinghouse Electric S.A.                                          Switzerland           100.00
     ISCOSA Industries And Maintenance Ltd.                          Saudi Arabia            75.00
     Modelpol, SP                                                       Poland               79.32
       Energoserwis S.A.                                                Poland               55.00
     Servicios Westinghouse De Chile, Ltda.                              Chile               99.00
     Servicios Westinghouse de Mexico S.A. de C.V.                      Mexico               99.00
     Westinghouse China Investment Company Ltd.                          China              100.00
     Westinghouse Czech Republic s.r.o.                             Czech Republic          100.00
     Westinghouse Electric (Asia) S. A., Zug                          Switzerland           100.00
     Westinghouse Electric (Asia-Pacific) Holdings, Ltd.               Singapore            100.00
       Group W Yarra Broadcast Pte. Ltd.                               Singapore             51.00
       Westinghouse Electric Singapore Ltd.                            Singapore            100.00
     Westinghouse Electric (China) S.A., Zug                          Switzerland           100.00
     Westinghouse Electric Australasia Limited                         Australia            100.00
     Westinghouse Electric Europe Coordination Center, S.A.             Belgium              99.92
     Westinghouse Electric GES MBH                                      Austria             100.00
     Westinghouse Electric GmbH, Birsfelden                           Switzerland           100.00
     Westinghouse Electric Korea Ltd.                                 South Korea           100.00
     Westinghouse Electric Limited                                      England             100.00
       Westinghouse Electric Chonburi Project Company
        Limited                                                         England             100.00
     Westinghouse Electric Poland Limited                               Poland              100.00
     Westinghouse Electric S.P.A.                                        Italy              100.00
     Westinghouse Electric Spain, S.L.                                   Spain              100.00
     Westinghouse Electrique France, S.A.                               France              100.00
     Westinghouse Energy Systems Europe, SA.                            Belgium              90.00
     Westinghouse Irish Holdings, Limited                               Ireland             100.00
       Westinghouse Reinvestment Company LLC                           Delaware             100.00
     Westinghouse Saudi Arabia Ltd.                                  Saudi Arabia            90.00
     WESTRON                                                            Ukraine              60.00
  Westinghouse International Atomic Power S.A.                        Switzerland           100.00
  Westinghouse International Technology Corporation                    Delaware             100.00
  Westinghouse Investment Corporation                                  Delaware             100.00
  Westinghouse World Investment Corporation                            Delaware             100.00
     Westinghouse Foreign Sales Corporation                            Barbados             100.00
Westinghouse Industry Products International Company, Inc.             Delaware             100.00
  Westinghouse Electric Pvt. Limited                                   Mauritius            100.00
  Westinghouse Electric Private Limited                                  India              100.00

                                CBS CORPORATION
                                       63
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
                                                                     INCORPORATED          OWNED BY
                                                                         UNDER             IMMEDIATE
                            NAME                                        LAWS OF             PARENT
----------------------------------------------------------------------------------------------------
Westinghouse Industry Services International Company, Inc.             Delaware             100.00
  Westinghouse do Brasil Comercio e Servicos Ltda.                      Brazil              100.00
  Westinghouse Industry Services Asia Private, Ltd.                    Singapore            100.00
  Westinghouse Industry Services Thailand Ltd.                         Thailand             100.00
  Westinghouse Saudi Arabia, Ltd.                                    Saudi Arabia            10.00
Westinghouse International Service Company, Limited                    Delaware             100.00
  Westinghouse Project Company                                         Colombia             100.00
Westinghouse Operating Services Company                                Delaware             100.00
Westinghouse PRI, Inc.                                                 Delaware             100.00
Westinghouse Savannah River Company, Inc.                              Delaware             100.00
  Westinghouse Safety Management Solutions, Inc.                       Delaware             100.00
Westinghouse Security Electronics, Inc.                               California            100.00
Westinghouse Staffing Services, Inc.                                   Delaware             100.00
Westinghouse Technology Services S.A.                                    Spain              100.00
Westinghouse Wireless Communications Products, SRL De CV                Mexico              100.00
WPIC Corporation                                                       Delaware             100.00
York Resource Energy Systems, Inc.                                     Delaware             100.00
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


(1) Infinity Broadcasting Corporation is the parent company of 48 wholly-owned subsidiaries which consist primarily of radio station operations, all of which are incorporated in the United States.

Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                CBS CORPORATION
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